Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, David S. Brooks, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Power2Ship, Inc. on Form 10-KSB for the year ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Power2Ship, Inc.

                                      POWER2SHIP, INC.


Dated: October 13, 2006               By: /s/ David S. Brooks
                                          -------------------
                                      Name: David S. Brooks
                                      Title: Chief Executive Officer,
                                             principal executive officer and
                                             principal financial and accounting
                                             officer